DWS VARIABLE SERIES I

              SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF
                              THE LISTED PORTFOLIO:

                              ---------------------

                                Money Market VIP

On May 5, 2006, the shareholders of the portfolio approved replacing the portfolio's fundamental restriction regarding concentration with the following:

The portfolio may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

This change will be effective May 9, 2006.


The following sentence supplements the disclosure in the section "The Portfolio's Main Investment Strategy" at the beginning of the third to last paragraph:

The portfolio will invest at least 25% of its total assets in obligations of banks and other financial institutions.


The following disclosure supplements the disclosure in the section "The Main Risks of Investing in the Portfolio":

Concentration Risk. Because the portfolio will invest more than 25% of its total assets in obligations of banks and other financial institutions, it will be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.












               Please Retain This Supplement for Future Reference



May 8, 2006                                                   [DWS SCUDDER LOGO]
SVS1-3610